John Hancock Bond Trust

John Hancock California Tax-Free Income Fund

John Hancock Municipal Securities Trust

John Hancock Sovereign Bond Fund

John Hancock Strategic Series

Supplement dated January 22, 2016 to the current Statement of Additional Information (“SAI”)

The following modifies Appendix B of the SAI as it relates to John Hancock Asset Management a Division of Manulife Asset Management (US) LLC for the following funds:

John Hancock California Tax-Free Income Fund

John Hancock High Yield Municipal Bond Fund

John Hancock Tax-Free Bond Fund (the “funds”)

Effective March 1, 2016, Dianne M. Sales will no longer serve as a portfolio manager of the funds. Accordingly, all references to Dianne M. Sales as a portfolio manager of the funds will be removed from the SAI. Cynthia M. Brown will continue as the portfolio manager of the funds.

You should read this Supplement in conjunction with the SAI and retain it for future reference.